UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund:	BlackRock Emerging Markets Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer,
BlackRock Emerging Markets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Long-Horizon Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2020	BlackRock Asian Dragon Fund, Inc.

Investment Objective

BlackRock Asian Dragon Fund, Inc.’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund underperformed its benchmark, the MSCI AC Asia ex Japan Index.

What factors influenced performance?

During the period, stock selection in China represented the main detractor from Fund performance. At the individual security level, the Fund’s holdings in CNOOC Ltd. (China National Offshore Oil Corp.) detracted from relative performance on market concerns regarding the possible negative impact on energy prices from a second wave of COVID-19 in Europe. In addition, holdings in the Indian telecommunications company Bharti Airtel Ltd. weighed on relative returns. The stock disappointed based on investor worries over the potential for telecom companies in India to pay higher licensing fees, a reduction in the stock’s representation within the MSCI index following a rebalance, a possible delay of planned price hikes, and a new postpaid plan initiative from competitor Reliance Jio.

The principal contributions to relative performance during the period came from stock selection in South Korea and an underweight position in Malaysia. At the individual stock level, the Fund’s position in Chinese sportswear company Li Ning Co. Ltd. added to returns as the company benefited from continued recovery in the market for sportswear. Holdings in Indian information technology (“IT”) services company Tech Mahindra Ltd. also rallied as the company began to regain ground versus its competitors. Tech Mahindra is viewed as a beneficiary of the introduction of 5G networks to India, and the company has rolled out pilot programs ahead of a full scale 5G implementation planned for its 2022 fiscal year. Also in India, the Fund’s position in Jindal Steel & Power Ltd. performed well as global fiscal stimulus has supported steel demand. Jindal has also been undergoing a deleveraging process, and news of the sale of the company’s Oman assets was viewed positively.

Describe recent portfolio activity.

During the period, the Fund selectively increased exposure to China via financials, reducing its significant underweight in the segment. The investment adviser saw the possibility for gross domestic product growth in China to reaccelerate in the second half of 2020 and benefit some of the country’s banks. The Fund also moved from a slight overweight position in health care to an underweight, on concerns that the sector may be subject to profit taking.

Describe portfolio positioning at period end.

Relative to the MSCI AC Asia ex-Japan Index, at the country level the Fund was overweight in China and Indonesia, and underweight in Taiwan and South Korea. At the sector level, the Fund was most overweight in the IT and communication services sectors, and underweight in health care and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	17.85%	9.72%	N/A	6.09%	N/A	5.47%	N/A
Investor A	17.67	9.45	3.70%	5.83	4.70%	5.22	4.66%
Investor C	17.15	8.46	7.46	4.98	4.98	4.38	4.38
Class K	17.80	9.73	N/A	6.10	N/A	5.48	N/A
Class R	17.38	8.95	N/A	5.35	N/A	4.72	N/A
MSCI AC Asia ex Japan Index(c)	21.84	15.85	N/A	9.52	N/A	5.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

(c)

A free float-adjusted market capitalization index designed to measure equity market performance of the following 11 developed and emerging market countries or regions: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Taiwan and Thailand.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Asian Dragon Fund, Inc.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,178.50	$5.66		$1,000.00	$1,020.01	$5.24		1.03%
Investor A	1,000.00	1,176.70	6.97		1,000.00	1,018.80	6.46		1.27
Investor C	1,000.00	1,171.50	11.28		1,000.00	1,014.82	10.46		2.06
Class K	1,000.00	1,178.00	5.76		1,000.00	1,019.91	5.35		1.05
Class R	1,000.00	1,173.80	8.93		1,000.00	1,016.99	8.29		1.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Tencent Holdings Ltd.	9%
Taiwan Semiconductor Manufacturing Co. Ltd.	7
Samsung Electronics Co. Ltd.	5
Alibaba Group Holding Ltd.	5
Alibaba Group Holding Ltd.	4
Meituan, Class B	3
China Construction Bank Corp., Class H	3
Ping An Insurance Group Co. of China Ltd., Class H	2
Samsung Electronics Co. Ltd.	2
Li Ning Co. Ltd.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	51%
Taiwan	12
South Korea	11
India	8
United States	5
Indonesia	3
Hong Kong	3
Thailand	3
United Kingdom	2
Singapore	1
Macau	1
Liabilities in Excess of Other Assets	(—	)(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.

FUND SUMMARY	5

Fund Summary as of October 31, 2020	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

During the period, stock selection in Taiwan and India detracted from performance. In addition, an overweight to Russian energy company Lukoil PJSC detracted as oil prices tumbled in September 2020. The Fund’s position in Chinese cement producer Anhui Conch Cement Co., Ltd. also was subtractive as unusually strong seasonal rains in China weighed on short-term cement prices.

Conversely, performance was helped by the Fund’s allocation in Thailand and security selection within Indonesia. At the individual security level, an overweight to Chinese photovoltaics manufacturer LONGi Green Energy Technology benefited Fund performance following strong financial results during the first half of 2020 that were supported by LONGi’s successful price hike and cost reductions. Lastly, holdings in Chinese pharmaceutical company Walvax Biotechnology Co. Ltd. significantly contributed, supported by strong sales momentum and market share gains for the firm’s vaccine against the bacterium streptococcus pneumoniae.

At period end, the Fund held an elevated cash balance, which included committed funds against positions that had not yet settled. The Fund’s cash position contributed positively to Fund performance.

Describe recent portfolio activity.

The Fund remains positioned for relief from the effects of the coronavirus pandemic as well as an economic recovery across emerging markets. Through this lens, carry continues (countries with dual deficits that rely more on external financing) to be an area of focus for the investment adviser as global stimulus and signs of economic re-opening should help pave the way for a return of foreign capital flows to emerging market investments. Over the period, the Fund added to holdings within India, Indonesia and China to support this view. The Fund targeted cyclical stocks that are expected to benefit from fiscal stimulus such as cement names, and select gaming names that should be helped by the easing of lockdown measures. The Fund also targeted market leaders in sectors that have suffered severe price dislocations, such as travel and leisure. Conversely, the Fund reduced exposure to more defensive areas of the market such as consumer staples and telecommunication services. The Fund also notably reduced exposure to energy. While the investment adviser expects the oil market to recover, investor focus on environmental, social and governance ( or “ESG,” i.e., socially conscious) companies presents a new challenge for energy stocks, raising questions over what will be considered a “reasonable” earnings multiple over the longer term.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in India and Russia, and underweight in Taiwan and South Africa. At the sector level, the Fund was overweight in industrials and consumer discretionary, and underweight in consumer staples and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	20.88%	11.26%	N/A	11.63%	N/A	3.78%	N/A
Investor A	20.71	10.95	5.12%	11.26	10.07%	3.43	2.87%
Investor C	20.23	10.11	9.11	10.39	10.39	2.59	2.59
Class K	20.88	11.31	N/A	11.67	N/A	3.80	N/A
MSCI Emerging Markets Index(c)	20.96	8.25	N/A	7.92	N/A	2.42	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)

A free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 26 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Emerging Markets Fund, Inc.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,208.80	$4.79		$1,000.00	$1,020.87	$4.38		0.86%
Investor A	1,000.00	1,207.10	6.18		1,000.00	1,019.61	5.65		1.11
Investor C	1,000.00	1,202.30	10.32		1,000.00	1,015.83	9.45		1.86
Class K	1,000.00	1,208.80	4.51		1,000.00	1,021.12	4.13		0.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Tencent Holdings Ltd.	8%
Alibaba Group Holding Ltd.	6
Taiwan Semiconductor Manufacturing Co. Ltd.	5
Samsung Electronics Co. Ltd.	4
Meituan, Class B	3
ENN Energy Holdings Ltd.	2
LUKOIL PJSC	2
SK Hynix, Inc.	2
Ping An Insurance Group Co. of China Ltd., Class H	2
Maruti Suzuki India Ltd.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	39%
India	12
South Korea	9
Taiwan	9
United States	8
Russia	5
Brazil	4
Mexico	4
Indonesia	3
Hong Kong	2
Chile	1
Kazakhstan	1
Panama	1
Italy	1
Canada	1
Other(b)	—	(c)
Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.
(c)	Rounds to less than 1% of net assets.

FUND SUMMARY	7

Fund Summary as of October 31, 2020	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

At the country level, stock selection in Brazil detracted the most from relative performance during the period. At the security level, a lack of holdings in Brazilian retailer Magazine Luiza weighed on relative returns as the company announced strong second quarter 2020 results. In addition, the lack of a position in WEG Industries, a Brazilian company specializing in electrical engineering, power and automation technology, also detracted from relative performance as the company reported favorable earnings.

Conversely, security selection in Mexico and the Fund’s allocation to Chile were the largest contributors to relative returns. At the stock level, the Fund’s position in Argentinian e-commerce company MercadoLibre, Inc. contributed most as e-commerce stocks benefited from the stay-at-home trend throughout the COVID-19 crisis. Finally, a lack of holdings in the Peruvian financial holding company Credicorp Ltd. contributed on a relative basis amid Creditcorp’s weak quarterly performance.

At period end, the Fund held an elevated cash balance, which included committed funds against positions that had not yet settled. The Fund’s cash position did not have any material impact on performance.

Describe recent portfolio activity.

Over the period, the Fund’s positioning in Brazilian banks was increased by adding to holdings in Banco Bradesco SA and Banco do Brasil SA. For Brazilian banks, the investment adviser believes that provision charges (i.e., the setting aside of reserves against possible loan losses, which can impact revenues and earnings) should continue to trend down in coming quarters, as loan loss reserves there are well-above historical norms. The investment adviser estimates that the sector could deliver a strong return on equity, assuming a normalization of provision charges. The investment adviser remains bullish regarding the Brazilian banking sector, as valuations look reasonable as well as prospect for earnings growth to accelerate into 2021.

The Fund also increased its overweight in materials by adding to Mexican cement company Cemex SAB de CV, Chilean lithium producer SQM and Mexican copper miner Grupo Mexico. The investment adviser is optimistic that a weak U.S. dollar environment and improving demand for raw materials from the ongoing cyclical recovery should allow for high commodity prices to persist into 2021. In addition, the Fund initiated a position in Brazililan retailer Via Varejo SA as the investment adviser believes that the company’s initiatives to turn around its operations by focusing on improved store performance, increased online capacity, a better product mix, improved cost efficiency and expansion to online distribution channels should benefit its shareholders over the long term.

The Fund initiated a position in Brazilian rail logistics company Rumo SA, as the investment adviser sees solid long-term growth prospects for the company driven by structural trends, increasing exports of soft commodities from Brazil to China, and Rumo’s ability to transport grains from Brazil’s interior to its ports. The investment adviser also believes that as Rumo frees up bottlenecks in its network, it will be able to offer competitive prices for grain transport. To fund the additions to the Fund’s portfolio, profits were taken in Peruvian copper mining firm Southern Copper Corp. as the stock had produced strong returns, and the valuation multiple at the time of the sale reflected what the investment adviser considered as fair market value and diminished upside potential.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Mexico, Brazil and Chile, and underweight in Peru, Colombia and Argentina. At the sector level, the Fund was overweight in consumer discretionary and materials, and underweight in consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK SEMI - ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Latin America Fund, Inc.

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	7.14%	(34.39)%	N/A	0.60%	N/A	(6.37)%	N/A
Investor A	6.93	(34.60)	(38.03)%	0.29	(0.79)%	(6.64)	(7.15)%
Investor C	6.44	(35.18)	(35.82)	(0.56)	(0.56)	(7.42)	(7.42)
Class K	7.15	(34.36)	N/A	0.62	N/A	(6.36)	N/A
MSCI Emerging Markets Latin America Index(c)	9.35	(33.14)	N/A	0.62	N/A	(6.14)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets in Latin America.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,071.40	$7.26		$1,000.00	$1,018.20	$7.07		1.39%
Investor A	1,000.00	1,069.30	9.02		1,000.00	1,016.48	8.79		1.73
Investor C	1,000.00	1,064.40	13.74		1,000.00	1,011.90	13.39		2.64
Class K	1,000.00	1,071.50	7.21		1,000.00	1,018.25	7.02		1.38

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Vale SA	8%
Banco Bradesco SA	5
B3 SA - Brasil Bolsa Balcao	5
America Movil SAB de CV, Class L	5
Wal-Mart de Mexico SAB de CV	4
Grupo Financiero Banorte SAB de CV, Class O	4
Itau Unibanco Holding SA	4
Petroleo Brasileiro SA	4
Grupo Mexico SAB de CV, Series B	4
Suzano SA	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Brazil	63%
Mexico	27
United States	10
Chile	8
Argentina	1
Cayman Islands	1
Liabilities in Excess of Other Assets	(10)

(a)	Excludes short-term securities.

FUND SUMMARY	9

Fund Summary as of October 31, 2020	BlackRock Long-Horizon Equity Fund

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2020, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

The largest contributions to relative returns during the period came from stock selection within the industrials and consumer discretionary sectors, while a lack of exposure to energy stocks also was additive. At the individual security level, holdings in U.S. manufacturer Trane Technologies PLC, Chinese e-commerce firm Alibaba Group Holding Ltd. and German courier company Deutsche Post AG were the largest contributors to relative performance.

Conversely, an overweight to and negative stock selection within consumer staples detracted most from relative performance. An underweight to and stock selection within information technology (“IT”) and a lack of exposure to materials also detracted. At the individual security level, the Fund’s positions in British American Tobacco PLC, U.S. medical device company Boston Scientific Corp. and Spanish financial firm Bankinter SA were the largest detractors.

Describe recent portfolio activity.

The most significant change to the Fund’s active positioning during the period was an increase in its financials exposure, as the investment adviser initiated a new position in American Express Co., and raised position sizes within HDFC Bank Ltd. (based in India), U.S. financial firm Charles Schwab Corp., as well as Bankinter. Elsewhere, the Fund’s overweight to consumer staples was meaningfully decreased as the investment adviser sold its position in Nestle SA.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest exposures were to the IT, communication services and financials sectors. The Fund had no exposure to the energy, materials, real estate or utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended October 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	15.33%	7.89%	N/A	8.66%	N/A	8.19%	N/A
Investor A	15.24	7.63	1.98%	8.38	7.21%	7.90	7.32%
Investor C	14.68	6.69	5.77	7.52	7.52	7.06	7.06
Class R	15.11	7.36	N/A	7.97	N/A	7.46	N/A
MSCI ACWI(c)	13.61	4.89	N/A	8.11	N/A	7.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

(c)

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,153.30	$5.48		$1,000.00	$1,020.11	$5.14		1.01%
Investor A	1,000.00	1,152.40	6.84		1,000.00	1,018.85	6.41		1.26
Investor C	1,000.00	1,146.80	11.47		1,000.00	1,014.52	10.76		2.12

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2020 (continued)	BlackRock Long-Horizon Equity Fund

Expense Example (continued)

	Actual				Hypothetical(a)
	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Class R	$1,000.00	$1,151.10	$8.40		$1,000.00	$1,017.39	$7.88		1.55%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Mastercard, Inc., Class A	6%
Walt Disney Co.	6
Mondelez International, Inc., Class A	6
Boston Scientific Corp.	5
Otis Worldwide Corp.	5
UnitedHealth Group, Inc.	5
Charles Schwab Corp.	4
Reckitt Benckiser Group PLC	4
T-Mobile US, Inc.	4
Comcast Corp., Class A	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	67%
United Kingdom	8
China	7
India	4
Japan	3
Ireland	3
Spain	3
Sweden	3
Germany	2
Liabilities in Excess of Other Assets	(—	)(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.

FUND SUMMARY	11

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Class R Shares (available only in BlackRock Asian Dragon Fund, Inc. and BlackRock Long-Horizon Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on May 1, 2020 and held through October 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	13

Schedule of Investments (unaudited) October 31, 2020	BlackRock Asian Dragon Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 48.5%
Alibaba Group Holding Ltd.(a)	160,392	$6,077,870
Alibaba Group Holding Ltd., ADR(a)	20,048	6,108,425
Anhui Conch Cement Co. Ltd., Class H	272,000	1,701,493
China Construction Bank Corp., Class H	5,310,000	3,659,190
China Mengniu Dairy Co. Ltd.	485,000	2,286,442
China Mobile Ltd.	371,000	2,269,236
China Resources Land Ltd.	522,000	2,134,805
China Vanke Co. Ltd., Class H	368,533	1,143,913
CNOOC Ltd.	2,068,000	1,892,128
Contemporary Amperex Technology Co. Ltd., Class A	49,500	1,818,957
ENN Energy Holdings Ltd.	171,800	2,174,318
Geely Automobile Holdings Ltd.	639,000	1,313,053
Han’s Laser Technology Industry Group Co. Ltd., Class A	250,400	1,508,449
JD.com, Inc., ADR(a)	18,278	1,490,023
JD.com, Inc., Class A(a)	36,800	1,501,016
Lepu Medical Technology Beijing Co. Ltd., Class A	64,295	296,425
Li Ning Co. Ltd.	525,082	2,736,695
Meituan, Class B(a)	120,100	4,477,227
Ping An Insurance Group Co. of China Ltd., Class H	282,500	2,920,958
Tencent Holdings Ltd.	166,900	12,752,096
Topsports International Holdings Ltd.(b)	821,000	1,125,748
Xinyi Solar Holdings Ltd.	802,000	1,465,130
Yum China Holdings, Inc.	40,856	2,174,765

		65,028,362

Hong Kong — 3.3%
AIA Group Ltd.	201,600	1,918,662
Link REIT	219,800	1,677,482
SJM Holdings Ltd.	782,000	811,958

		4,408,102

India — 8.2%
Axis Bank Ltd.(a)	240,027	1,591,049
Bandhan Bank Ltd.(a)(b)	363,783	1,414,554
Bharti Airtel Ltd.	415,715	2,430,699
Godrej Industries Ltd.(a)	125,885	621,453
HDFC Bank Ltd.(a)	97,588	1,558,474
Jindal Steel & Power Ltd.(a)	231,325	599,510
Mahindra & Mahindra Financial Services Ltd.	374,801	617,982
Tech Mahindra Ltd.	196,148	2,159,790

		10,993,511

Indonesia — 3.4%
Bank Central Asia Tbk PT	1,320,600	2,598,486
Bank Mandiri Persero Tbk PT	4,978,600	1,939,318

		4,537,804

Macau — 0.9%
Galaxy Entertainment Group Ltd.	185,000	1,222,582

Singapore — 1.0%
Singapore Telecommunications Ltd.	934,000	1,388,412

South Korea — 8.7%
Doosan Bobcat, Inc.	86,181	2,202,296
NCSoft Corp.	1,664	1,143,307
Samsung Electronics Co. Ltd.	123,338	6,199,659
Samsung SDI Co. Ltd.	720	283,634
SK Innovation Co. Ltd.	16,437	1,837,220

		11,666,116

Security		Shares	Value

Taiwan — 11.5%
Hon Hai Precision Industry Co. Ltd.		678,000	$1,838,824
Largan Precision Co. Ltd.		13,000	1,380,585
Nanya Technology Corp.		694,000	1,406,351
Taiwan Semiconductor Manufacturing Co. Ltd.		605,000	9,153,453
Win Semiconductors Corp.		155,000	1,690,941

			15,470,154

Thailand — 2.7%
Bangkok Dusit Medical Services PCL, NVDR		2,235,800	1,254,501
PTT Exploration & Production PCL, NVDR		488,300	1,233,827
Thai Beverage PCL		2,556,600	1,087,239

			3,575,567

United Kingdom — 2.0%
Prudential PLC		105,840	1,294,476
Standard Chartered PLC		306,825	1,402,130

			2,696,606

United States — 0.7%
Air Lease Corp.		32,550	886,662

Total Common Stocks — 90.9%
(Cost: $93,484,598)			121,873,878

Preferred Securities

Preferred Stocks — 4.3%

China(c)(d) — 2.2%
Xiaoju Kuaizhi Inc., Series A-18 (Acquired 05/23/16, Cost: $592,482)		15,499	772,315
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 07/28/15, Cost: $1,202,337)		43,839	2,184,497

			2,956,812

South Korea — 2.1%
Samsung Electronics Co. Ltd. Preference Shares		63,567	2,827,771

Total Preferred Securities — 4.3% (Cost: $4,270,779)			5,784,583

Total Long-Term Investments — 95.2% (Cost: $97,755,377)			127,658,461

Short-Term Securities

Money Market Funds — 4.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)		6,425,463	6,425,463

		Par (000)

Time Deposits — 0.1%

Hong Kong — 0.1%
Hongkong & Shanghai Banking Corp. Ltd., 0.00%, 11/02/20	HKD	582	75,072

Total Short-Term Securities — 4.9% (Cost: $6,500,535)			6,500,535

Total Investments — 100.1% (Cost: $104,255,912)			134,158,996

Liabilities in Excess of Other Assets — (0.1)%			(119,207)

Net Assets — 100.0%			$134,039,789

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Asian Dragon Fund, Inc.

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,956,812, representing 2.21% of its net assets as of period end, and an original cost of $1,794,819.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (“1940 Act”), as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,454,244	$971,219	(a)	$—	$—	$—	$6,425,463	6,425,463	$1,542		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	525	(a)	—	(525)	—	—	—	963	(c)	—

					$(525)	$—	$6,425,463		$2,505		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Hang Seng Index	9	11/27/20	$1,402	$(26,817)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	JPMorgan Chase Bank N.A.	(b)	02/08/23	$187,253	$(33,888	)(c)	$153,432	0.1%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(67) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	60 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Asian Dragon Fund, Inc.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	%of Basket Value
Reference Entity — Long

Common Stocks

United Kingdom
Prudential PLC	12,545	$153,432	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$153,432

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$—	$(33,888)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$26,817	$—	$—	$—	$26,817
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	33,888	—	—	—	33,888

	$—	$—	$60,705	$—	$—	$—	$60,705

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$48,361	$—	$—	$—	$48,361
Swaps	—	—	9,695	—	—	—	9,695

	$—	$—	$58,056	$—	$—	$—	$58,056

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(94,735)	$—	$—	$—	$(94,735)
Swaps	—	—	(33,888)	—	—	—	(33,888)

	$—	$—	$(128,623)	$—	$—	$—	$(128,623)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,762,561
Total return swaps
Average notional value	$172,426

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Asian Dragon Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$23,567
Swaps — OTC(a)	—	33,888

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	57,455

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(23,567)

Total derivative assets and liabilities subject to an MNA	$—	$33,888

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(a)
JPMorgan Chase Bank N.A	$33,888	$—	$—	$—	$33,888

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
China	$9,773,213	$55,255,149	$—	$65,028,362
Hong Kong	—	4,408,102	—	4,408,102
India	—	10,993,511	—	10,993,511
Indonesia	—	4,537,804	—	4,537,804
Macau	—	1,222,582	—	1,222,582
Singapore	—	1,388,412	—	1,388,412
South Korea	—	11,666,116	—	11,666,116
Taiwan	—	15,470,154	—	15,470,154
Thailand	—	3,575,567	—	3,575,567
United Kingdom	—	2,696,606	—	2,696,606
United States	886,662	—	—	886,662
Preferred Securities
Preferred Stocks	—	2,827,771	2,956,812	5,784,583
Short-Term Securities
Money Market Funds	6,425,463	—	—	6,425,463
Time Deposits	—	75,072	—	75,072

	$17,085,338	$114,116,846	$2,956,812	$134,158,996

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(26,817)	$(33,888)	$—	$(60,705)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Asian Dragon Fund, Inc.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets
Opening balance, as of April 30, 2020	$2,763,964
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)
Net change in unrealized appreciation (depreciation)(a)(b)	192,848
Purchases	—
Sales	—

Closing balance, as of October 31, 2020	$2,956,812

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020(a)(b)	$192,848

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)
Assets
Preferred Stocks	$2,956,812	Market	Revenue Multiple	2.50x

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2020	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.1%
Afya Ltd., Class A(a)	21,822	$523,728
B2W Cia Digital(a)	809,197	10,610,755
Petroleo Brasileiro SA, ADR	2,295,910	15,221,883
Suzano SA	2,951,582	25,745,550

		52,101,916

Canada — 0.8%
Eldorado Gold Corp.(a)(b)	1,070,310	13,411,180

Chile — 1.4%
Sociedad Quimica y Minera de Chile SA, ADR	652,004	24,130,668

China — 39.5%
Alibaba Group Holding Ltd.(a)	455,600	17,264,436
Alibaba Group Holding Ltd., ADR(a)	353,771	107,790,486
Anhui Conch Cement Co. Ltd., Class H	4,361,500	27,283,315
Beijing New Building Materials PLC, Class A	3,387,432	17,521,958
China Construction Bank Corp., Class H	42,252,000	29,116,405
China Feihe Ltd.(c)	4,655,000	10,591,215
Contemporary Amperex Technology Co. Ltd., Class A	659,200	24,223,364
ENN Energy Holdings Ltd.	2,967,500	37,556,977
Han’s Laser Technology Industry Group Co. Ltd., Class A	4,196,071	25,277,785
Huazhu Group Ltd., ADR	447,815	17,746,909
JD.com, Inc., ADR(a)	318,354	25,952,218
JD.com, Inc., Class A(a)	553,050	22,558,072
Jinyu Bio-Technology Co. Ltd., Class A	5,247,684	18,595,912
Jiumaojiu International Holdings Ltd.(a)(c)	6,887,000	15,201,857
LONGi Green Energy Technology Co. Ltd., Class A	2,155,869	24,525,832
Meituan, Class B(a)	1,391,200	51,862,764
Ping An Insurance Group Co. of China Ltd., Class H	3,238,000	33,479,863
Shandong Sinocera Functional Material Co. Ltd., Class A	2,818,056	17,318,717
Tencent Holdings Ltd.	1,734,800	132,548,449
Tencent Holdings Ltd., ADR	137,436	10,491,864

		666,908,398

Egypt — 0.5%
Commercial International Bank Egypt SAE	2,092,799	8,180,394

Hong Kong — 2.5%
Hang Lung Properties Ltd.	10,844,000	26,399,594
SJM Holdings Ltd.	15,212,000	15,794,752

		42,194,346

India — 11.5%
Axis Bank Ltd.(a)	3,716,054	24,632,328
Bandhan Bank Ltd.(a)(c)	4,895,200	19,034,765
ICICI Bank Ltd.	5,428,114	28,552,083
ICICI Prudential Life Insurance Co. Ltd.(a)(c)	3,397,018	18,479,034
Maruti Suzuki India Ltd.	343,792	32,290,239
Petronet LNG Ltd.	6,489,114	20,214,323
Tech Mahindra Ltd.	2,238,516	24,648,350
Titan Co. Ltd.	1,704,440	26,826,485

		194,677,607

Security	Shares	Value

Indonesia — 2.8%
Astra International Tbk PT	65,923,600	$24,073,505
Bank Mandiri Persero Tbk PT	58,180,200	22,662,978

		46,736,483

Italy — 1.0%
PRADA SpA	4,070,500	16,110,740

Kazakhstan — 1.1%
Kaspi.KZ JSC, GDR(a)	420,885	18,077,011

Mexico — 3.5%
Grupo Aeroportuario del Centro Norte SAB de CV	154,736	698,269
Grupo Aeroportuario del Pacifico SAB de CV, ADR	122,222	10,166,426
Grupo Aeroportuario del Pacifico SAB de CV, Class B(b)	2,181,784	18,157,618
Grupo Financiero Banorte SAB de CV, Class O(a)	6,878,302	30,643,733

		59,666,046

Panama — 1.0%
Copa Holdings SA, Class A	360,267	17,753,958

Russia — 4.7%
LUKOIL PJSC, ADR	677,015	34,638,214
Mobile TeleSystems PJSC	1,996,887	7,832,785
Mobile TeleSystems PJSC, ADR	1,141,211	8,924,270
Sberbank of Russia PJSC	4,310,459	10,924,676
Sberbank of Russia PJSC, ADR	1,774,381	17,923,775

		80,243,720

South Korea — 9.0%
Coway Co. Ltd.	92,888	5,687,763
NCSoft Corp.	31,534	21,666,501
Samsung Electronics Co. Ltd.	1,346,899	67,702,698
Samsung SDI Co. Ltd.	58,778	23,154,785
SK Hynix, Inc.	479,606	34,024,616

		152,236,363

Taiwan — 8.6%
Silicon Motion Technology Corp., ADR	435,070	16,419,542
Taiwan Semiconductor Manufacturing Co. Ltd.	5,278,000	79,854,417
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	146,532	12,289,639
Unimicron Technology Corp.	7,987,000	19,084,231
Wiwynn Corp.	683,000	17,379,117

		145,026,946

United Kingdom — 0.5%
Prudential PLC	698,031	8,537,265

Total Common Stocks — 91.5% (Cost: $1,351,552,440)		1,545,993,041

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Preferred Securities

Preferred Stocks — 0.5%

Brazil — 0.5%
Azul SA(a)	2,163,666	$8,503,153
Banco Nacional SA, Preference Shares(d)	42,567,626	74

		8,503,227

Total Preferred Securities — 0.5% (Cost: $9,707,636)		8,503,227

Total Long-Term Investments — 92.0% (Cost: $1,361,260,076)		1,554,496,268

Short-Term Securities

Money Market Funds — 7.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.21%(e)(f)	121,217,811	121,217,811
SL Liquidity Series, LLC, Money Market Series, 0.18%(e)(f)(g)	10,114,701	10,118,747

Total Short-Term Securities — 7.8% (Cost: $131,336,558)		131,336,558

Total Investments — 99.8% (Cost: $1,492,596,634)		1,685,832,826

Other Assets Less Liabilities — 0.2%		3,340,299

Net Assets — 100.0%		$1,689,173,125

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$130,852,320	$—	$(9,634,509	)(a)	$—	$—	$121,217,811	121,217,811	$37,070		$—
SL Liquidity Series, LLC, Money Market Series	12,151,467	—	(2,027,691	)(a)	2,443	(7,472)	10,118,747	10,114,701	31,934	(b)	—

					$2,443	$(7,472)	$131,336,558		$69,004		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	558	12/18/20	$30,743	$(161,906)

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Emerging Markets Fund, Inc.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/10/23	$14,707,020	$(943,813	)(c)	$13,766,180	0.9%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	50,215,486	(2,291,888	)(e)	47,925,455	3.0

				$64,922,506	$(3,235,701)		$61,691,635

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2,973) of net dividends and financing fees.
(e)	Amount includes $(1,857) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	25 basis points	55-95 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	HKD - 1M Hong Kong Interbank Offer rate (HIBOR)
USD - 1D Overnight Bank Funding Rate (OBFR01)
USD - 1M US Dollar LIBOR BBA

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Standard Chartered Plc	3,012,423	$13,766,180	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$13,766,180

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

China
Tencent Holdings Ltd.	193,600	$14,792,126	30.9%

Security	Shares	Value	% of Basket Value

Egypt
Commercial International Bank Egypt SAE	1,392,703	$5,443,838	11.4%

India
ICICI Bank Ltd.	1,464,342	15,448,808	32.2

United Kingdom
Prudential PLC	1,000,833	12,240,683	25.5

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$47,925,455

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$—	$(3,235,701)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$161,906	$—	$—	$—	$161,906
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	3,235,701	—	—	—	3,235,701

	$—	$—	$3,397,607	$—	$—	$—	$3,397,607

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$6,387,562	$—	$—	$—	$6,387,562
Forward foreign currency exchange contracts	—	—	—	476,752	—	—	476,752
Swaps	—	—	9,960,913	—	—	—	9,960,913

	$—	$—	$16,348,475	$476,752	$—	$—	$16,825,227

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(1,137,735)	$—	$—	$—	$(1,137,735)
Forward foreign currency exchange contracts	—	—	—	(685,803)	—	—	(685,803)
Swaps	—	—	(5,769,834)	—	—	—	(5,769,834)

	$—	$—	$(6,907,569)	$(685,803)	$—	$—	$(7,593,372)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$25,262,530
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$14,126,167
Average amounts sold — in USD	$—	(a)
Total return swaps
Average notional value	$61,919,140

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$385,058
Swaps — OTC(a)	—	3,235,701

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,620,759

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(385,058)

Total derivative assets and liabilities subject to an MNA	$—	$3,235,701

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Emerging Markets Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
HSBC Bank PLC	$943,813	$—	$—	$(943,813)	$—
JPMorgan Chase Bank N.A	2,291,888	—	—	(1,060,000)	1,231,888

	$3,235,701	$—	$—	$(2,003,813)	$1,231,888

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$52,101,916	$—	$—	$52,101,916
Canada	13,411,180	—	—	13,411,180
Chile	24,130,668	—	—	24,130,668
China	161,981,477	504,926,921	—	666,908,398
Egypt	—	8,180,394	—	8,180,394
Hong Kong	—	42,194,346	—	42,194,346
India	—	194,677,607	—	194,677,607
Indonesia	—	46,736,483	—	46,736,483
Italy	—	16,110,740	—	16,110,740
Kazakhstan	18,077,011	—	—	18,077,011
Mexico	59,666,046	—	—	59,666,046
Panama	17,753,958	—	—	17,753,958
Russia	8,924,270	71,319,450	—	80,243,720
South Korea	—	152,236,363	—	152,236,363
Taiwan	28,709,181	116,317,765	—	145,026,946
United Kingdom	—	8,537,265	—	8,537,265
Preferred Securities
Preferred Stocks	8,503,153	—	74	8,503,227
Short-Term Securities
Money Market Funds	121,217,811	—	—	121,217,811

	$514,476,671	$1,161,237,334	$74	1,675,714,079

Investments Valued at NAV(a)				10,118,747

				$1,685,832,826

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(161,906)	$(3,235,701)	$—	$(3,397,607)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) October 31, 2020	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 1.1%
MercadoLibre, Inc.(a)	758	$920,250

Brazil — 59.3%
Afya Ltd., Class A(a)(b)	61,612	1,478,688
B2W Cia Digital(a)	155,062	2,033,281
B3 SA - Brasil Bolsa Balcao	469,571	4,177,729
Banco Bradesco SA, ADR	1,333,460	4,667,110
Banco do Brasil SA	306,792	1,593,322
BB Seguridade Participacoes SA	364,349	1,503,635
Centrais Eletricas Brasileiras SA	187,746	1,016,285
Cia de Locacao das Americas	294,448	1,290,081
Cyrela Brazil Realty SA Empreendimentos e Participacoes	375,629	1,491,924
Fleury SA	277,311	1,321,806
Gol Linhas Aereas Inteligentes SA, ADR(a)(b)	51,089	279,457
Itau Unibanco Holding SA, ADR, Preference Shares	896,544	3,666,865
Light SA(a)	127,158	427,483
Lojas Americanas SA	258,170	907,517
Lojas Renner SA	234,342	1,529,485
Movida Participacoes SA	201,706	637,675
Multiplan Empreendimentos Imobiliarios SA	224,456	742,065
Notre Dame Intermedica Participacoes SA	108,902	1,247,886
Pagseguro Digital Ltd., Class A(a)(b)	40,506	1,482,925
Petrobras Distribuidora SA	285,601	954,666
Petroleo Brasileiro SA, ADR	331,173	2,195,677
Petroleo Brasileiro SA, ADR, Preference Shares	539,898	3,568,726
Rumo SA(a)	540,507	1,727,603
StoneCo. Ltd., Class A(a)	16,013	841,323
Suzano SA(a)	323,450	2,821,334
Telefonica Brasil SA, ADR, Preference Shares	62,219	457,932
Vale SA, ADR	622,975	6,584,846
Via Varejo SA(a)	392,287	1,173,179

		51,820,505

Cayman Islands — 1.0%
Vasta Platform Ltd.(a)(b)	78,766	910,535

Chile — 7.9%
Banco de Chile	15,959,435	1,232,094
Banco Santander Chile, ADR	114,414	1,588,066
Empresas CMPC SA	754,345	1,568,683
Sociedad Quimica y Minera de Chile SA, ADR	68,352	2,529,707

		6,918,550

Mexico — 27.4%
America Movil SAB de CV, Class L, ADR	347,654	4,144,036
Cemex SAB de C.V., ADR	648,718	2,692,180
Corp. Inmobiliaria Vesta SAB de CV	856,581	1,376,248
Fibra Uno Administracion SA de CV(b)	1,702,702	1,289,980
Fomento Economico Mexicano SAB de CV, ADR	8,568	460,701
Grupo Aeroportuario del Pacifico SAB de CV, ADR	14,646	1,218,254
Grupo Aeroportuario del Pacifico SAB de CV, Class B	131,107	1,091,121
Grupo Cementos de Chihuahua SAB de CV	211,200	1,063,493
Grupo Financiero Banorte SAB de CV, Class O(a)	858,667	3,825,474
Grupo Mexico SAB de CV, Series B	1,052,949	2,990,839
Wal-Mart de Mexico SAB de CV	1,590,688	3,843,328

		23,995,654

Security	Shares		Value

United States — 0.2%
JBS SA		58,289	$197,583

Total Common Stocks — 96.9% (Cost: $81,468,000)			84,763,077

	Par (000)

Corporate Bonds

Brazil — 0.0%
Klabin SA, 1.00%, 06/15/22	BRL	7	28,366
Lupatech SA, 6.50%, 04/15/21(a)(c)(d)		2,128	—

Total Corporate Bonds — 0.0% (Cost: $1,124,525)			28,366

	Shares

Preferred Securities

Preferred Stocks — 3.2%

Brazil — 3.2%
Centrais Eletricas Brasileiras SA, Preference B Shares		98,319	531,009
Cia Energetica de Minas Gerais, Preference Shares		65,544	117,084
Gol Linhas Aereas Inteligentes SA, Preference Shares(a)		232,841	636,687
Lojas Americanas SA, Preference Shares		217,168	879,201
Telefonica Brasil SA, Preference Shares		81,139	601,548

			2,765,529

Total Preferred Securities — 3.2% (Cost: $4,151,382)			2,765,529

Total Long-Term Investments — 100.1% (Cost: $86,743,907)			87,556,972

Short-Term Securities

Money Market Funds — 10.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)		6,479,442	6,479,442
SL Liquidity Series, LLC, Money Market Series, 0.18%(e)(f)(g)		2,301,400	2,302,320

Total Short-Term Securities — 10.1% (Cost: $8,781,374)			8,781,762

Total Investments — 110.2% (Cost: $95,525,281)			96,338,734

Liabilities in Excess of Other Assets — (10.2)%			(8,900,254)

Net Assets — 100.0%			$87,438,480

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Latin America Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,030,200	$5,449,242	(a)	$—		$—	$—	$6,479,442	6,479,442	$609		$—
SL Liquidity Series, LLC, Money Market Series	3,151,362	—		(847,645	)(a)	(125)	(1,272)	2,302,320	2,301,400	9,721	(b)	—

						$(125)	$(1,272)	$8,781,762		$10,330		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$84,763,077	$—	$—	$84,763,077
Corporate Bonds	—	28,366	—	28,366
Preferred Securities
Preferred Stocks	2,765,529	—	—	2,765,529
Short-Term Securities
Money Market Funds	6,479,442	—	—	6,479,442

	$94,008,048	$28,366	$—	94,036,414

Investments Valued at NAV(a)				2,302,320

				$96,338,734

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) October 31, 2020	BlackRock Long-Horizon Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 6.8%
Alibaba Group Holding Ltd.(a)	232,232	$8,800,163
Anta Sports Products Ltd.	737,000	8,181,546

		16,981,709

Germany — 2.5%
Deutsche Post AG, Registered Shares	140,497	6,229,353

India — 4.0%
HDFC Bank Ltd.(a)	620,283	9,905,880

Ireland — 3.0%
Trane Technologies PLC	56,972	7,563,033

Japan — 3.2%
Sony Corp.	95,500	7,961,493

Spain — 2.9%
Bankinter SA	1,920,231	7,216,505

Sweden — 2.8%
Hexagon AB, B Shares(a)	95,819	7,023,262

United Kingdom — 7.5%
British American Tobacco PLC	269,774	8,550,587
Reckitt Benckiser Group PLC	116,779	10,286,888

		18,837,475

United States — 67.5%
Alphabet, Inc., Class C(a)	6,026	9,768,206
American Express. Co.	96,793	8,831,393
Boston Scientific Corp.(a)	377,539	12,938,262
Charles Schwab Corp.	258,476	10,625,948
Cognex Corp.	86,331	5,689,213
Comcast Corp., Class A	238,594	10,078,211
Intuit, Inc.	19,254	6,058,849
Intuitive Surgical, Inc.(a)	5,481	3,656,265
Mastercard, Inc., Class A	55,539	16,030,777
Microsoft Corp.	49,288	9,979,341
Mondelez International, Inc., Class A	256,164	13,607,432
Otis Worldwide Corp.	193,670	11,868,098
Thermo Fisher Scientific, Inc.	15,091	7,139,854
T-Mobile US, Inc.(a)	93,857	10,283,911
Tractor Supply Co.	43,596	5,807,423
UnitedHealth Group, Inc.	38,794	11,837,601
Walt Disney Co.	117,991	14,306,409

		168,507,193

Total Common Stocks — 100.2% (Cost: $190,558,307)		250,225,903

Security	Par (000)	Value

Corporate Bonds

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(a)(b)(c)(d)	$1,000	$1,000

Total Corporate Bonds — 0.0% (Cost: $1,000,000)		1,000

	Shares

Preferred Securities

Preferred Stocks — 0.0%

United States — 0.0%

Proteus Digital Health (Acquired 07/22/14, Cost: $7,000,007)(a)(e)(f)	532,725	6

Total Preferred Securities — 0.0% (Cost: $7,000,007)		6

Total Investments — 100.2% (Cost: $198,558,314)		250,226,909

Liabilities in Excess of Other Assets — (0.2)%		(454,995)

Net Assets — 100.0%		$249,771,914

(a)	Non-income producing security.
(b)	Convertible security.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Zero-coupon bond.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6, representing less than 0.05% of its net assets as of period end, and an original cost of $7,000,007.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2020	BlackRock Long-Horizon Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$6,769,717	$—		$(6,769,717	)(b)	$—	$—	$—	—	$310		$—
SL Liquidity Series, LLC, Money Market Series(a)	—	142	(b)	—		(142)	—	—	—	466	(c)	—

						$(142)	$—	$—		$776		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

 All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
China	$—	$16,981,709	$—	$16,981,709
Germany	—	6,229,353	—	6,229,353
India	—	9,905,880	—	9,905,880
Ireland	7,563,033	—	—	7,563,033
Japan	—	7,961,493	—	7,961,493
Spain	—	7,216,505	—	7,216,505
Sweden	—	7,023,262	—	7,023,262
United Kingdom	—	18,837,475	—	18,837,475
United States	168,507,193	—	—	168,507,193
Corporate Bonds	—	1,000	—	1,000
Preferred Securities
Preferred Stocks	—	—	6	6

	$176,070,226	$74,156,677	$6	$250,226,909

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities (unaudited)

October 31, 2020

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$127,733,533	$1,554,496,268	$87,556,972	$250,226,909
Investments at value — affiliated(c)	6,425,463	131,336,558	8,781,762	—
Cash	157	—	—	—
Cash pledged:
Collateral — OTC derivatives	—	2,380,000	—	—
Futures contracts	130,000	2,958,000	—	—
Foreign currency at value(d)	160,190	1,101,661	—	42,385
Receivables:
Investments sold	85,762	5,817,376	1,172,603	6,309,827
Securities lending income — affiliated	31	2,016	1,543	—
Swaps	—	876,465	—	—
Capital shares sold	14,805	12,456,009	6,568,370	32,668
Dividends — unaffiliated	81,409	2,077,308	271,726	422,891
Dividends — affiliated	115	3,460	104	24
Interest — unaffiliated	—	—	355	—
Prepaid expenses	37,480	112,277	31,639	41,638

Total assets	134,668,945	1,713,617,398	104,385,074	257,076,342

LIABILITIES
Bank overdraft	—	1,025,345	—	146,788
Cash collateral on securities loaned at value	—	10,127,054	2,304,894	—
Payables:
Investments purchased	—	—	7,640,981	6,331,884
Swaps	—	84,369	—	—
Accounting services fees	100,223	298,159	71,450	59,013
Capital shares redeemed	104,224	8,049,484	6,699,114	113,668
Deferred foreign capital gain tax	27,026	—	—	208,411
Investment advisory fees	68,818	1,005,834	74,343	166,278
Directors’ and Officer’s fees	3,979	4,756	4,006	4,240
Other accrued expenses	150,473	83,176	61,313	131,750
Other affiliates	871	3,937	845	1,530
Professional fees	99,894	72,915	75,785	90,606
Service and distribution fees	16,193	68,485	13,863	47,912
Variation margin on futures contracts	23,567	385,058	—	—
Unrealized depreciation on OTC swaps	33,888	3,235,701	—	—
Other liabilities	—	—	—	2,348

Total liabilities	629,156	24,444,273	16,946,594	7,304,428

NET ASSETS	$134,039,789	$1,689,173,125	$87,438,480	$249,771,914

NET ASSETS CONSIST OF
Paid-in capital	$110,754,428	$1,502,606,683	$120,136,405	$182,900,339
Accumumlated earnings (loss)	23,285,361	186,566,442	(32,697,925)	66,871,575

NET ASSETS	$134,039,789	$1,689,173,125	$87,438,480	$249,771,914

(a) Investments at cost — unaffiliated	$97,830,449	$1,361,260,076	$86,743,907	$198,558,314
(b) Securities loaned at value	$—	$9,922,137	$2,235,683	$—
(c) Investments at cost — affiliated	$6,425,463	$131,336,558	$8,781,374	$—
(d) Foreign currency at cost	$160,403	$1,101,194	$—	$42,606

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2020

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

NET ASSET VALUE

Institutional
Net assets	$64,954,297	$1,185,786,990	$32,921,452	$42,211,899

Shares outstanding	3,862,038	44,334,496	985,830	3,149,674

Net asset value	$16.82	$26.75	$33.39	$13.40

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor A
Net assets	$65,497,975	$266,485,389	$52,362,976	$204,290,015

Shares outstanding	3,952,409	10,338,800	1,588,861	15,255,881

Net asset value	$16.57	$25.78	$32.96	$13.39

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor C
Net assets	$1,989,636	$12,854,794	$1,795,111	$2,938,112

Shares outstanding	182,183	593,526	59,641	219,064

Net asset value	$10.92	$21.66	$30.10	$13.41

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$830,601	$224,045,952	$358,941	N/A

Shares outstanding	49,430	8,373,488	10,754	N/A

Net asset value	$16.80	$26.76	$33.38	N/A

Shares authorized	2 billion	2 billion	2 billion	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class R
Net assets	$767,280	N/A	N/A	$331,888

Shares outstanding	61,115	N/A	N/A	24,538

Net asset value	$12.55	N/A	N/A	$13.53

Shares authorized	200 million	N/A	N/A	Unlimited

Par value	$0.10	N/A	N/A	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations  (unaudited)

Six Months Ended October 31, 2020

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,944,170	$19,438,133	$1,232,998	$1,716,379
Dividends — affiliated	1,542	37,070	609	310
Interest — unaffiliated	—	—	14,341	—
Securities lending income — affiliated — net	963	31,934	9,721	466
Foreign taxes withheld	(212,099)	(2,551,351)	(70,031)	(38,246)

Total investment income	1,734,576	16,955,786	1,187,638	1,678,909

EXPENSES
Investment advisory	397,498	5,427,298	454,447	1,004,003
Service and distribution — class specific	93,948	403,112	83,135	279,428
Transfer agent — class specific	86,663	1,166,062	70,421	135,932
Professional	54,936	43,600	40,174	51,724
Registration	39,999	148,470	37,268	33,757
Custodian	37,849	258,021	35,143	14,358
Printing and postage	24,532	19,367	16,175	18,751
Accounting services	20,175	85,465	13,308	27,903
Directors and Officer	5,568	8,475	5,421	5,990
Miscellaneous	13,077	15,114	8,983	37,771

Total expenses	774,245	7,574,984	764,475	1,609,617
Less:
Fees paid indirectly	—	(608)	(474)	—
Fees waived and/or reimbursed by the Manager	(1,479)	(473,276)	(20,187)	(63,098)
Transfer agent fees waived and/or reimbursed — class specific	—	(869,279)	—	(11)

Total expenses after fees waived and/or reimbursed	772,766	6,231,821	743,814	1,546,508

Net investment income	961,810	10,723,965	443,824	132,401

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(3,866,660)	(6,908,321)	(10,361,924)	16,656,006
Investments — affiliated	(525)	2,443	(125)	(142)
Foreign currency transactions	(8,992)	(336,649)	(60,614)	(50,006)
Forward foreign currency exchange contracts	—	476,752	—	—
Futures contracts	48,361	6,387,562	—	—
Swaps	9,695	9,960,913	—	—

	(3,818,121)	9,582,700	(10,422,663)	16,605,858

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	24,114,579	219,206,754	14,458,652	17,599,707
Investments — affiliated	—	(7,472)	(1,272)	—
Foreign currency translations	(2,230)	25,415	6,054	38,843
Forward foreign currency exchange contracts	—	(685,803)	—	—
Futures contracts	(94,735)	(1,137,735)	—	—
Swaps	(33,888)	(5,769,834)	—	—

	23,983,726	211,631,325	14,463,434	17,638,550

Net realized and unrealized gain	20,165,605	221,214,025	4,040,771	34,244,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,127,415	$231,937,990	$4,484,595	$34,376,809

(a) Net of foreign capital gain tax	$—	$(370)	$—	$25,925
(b) Net of deferred foreign capital gain tax	$(27,026)	$1,903	$—	$(208,411)

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Asian Dragon Fund, Inc.			BlackRock Emerging Markets Fund, Inc.
	Six Months Ended 10/31/20 (unaudited)	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$961,810	$(317,275)	$1,283,319	$10,723,965	$1,219,132	$7,553,653
Net realized gain (loss)	(3,818,121)	2,885,697	(5,618,554)	9,582,700	(5,444,803)	(4,354,601)
Net change in unrealized appreciation (depreciation)	23,983,726	(21,236,708)	33,574,598	211,631,325	(84,752,625)	71,536,375

Net increase (decrease) in net assets resulting from operations	21,127,415	(18,668,286)	29,239,363	231,937,990	(88,978,296)	74,735,427

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(171,837)	—	(644,549)	(3,129,540)	(5,354,190)	(1,031,885)
Investor A	(174,848)	—	(482,547)	(701,470)	(2,821,044)	(1,095,473)
Investor C	(9,883)	—	(9,266)	(21,438)	(231,852)	—
Class K	(2,470)	—	(6,122)	(590,123)	(2,366,183)	(15,478)
Class R	(3,382)	—	(4,206)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(362,420)	—	(1,146,690)	(4,442,571)	(10,773,269)	(2,142,836)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,675,270)	(9,051,646)	(23,939,472)	413,297,461	494,421,747	281,188,608

NET ASSETS
Total increase (decrease) in net assets	12,089,725	(27,719,932)	4,153,201	640,792,880	394,670,182	353,781,199
Beginning of period	121,950,064	149,669,996	145,516,795	1,048,380,245	653,710,063	299,928,864

End of period	$134,039,789	$121,950,064	$149,669,996	$1,689,173,125	$1,048,380,245	$653,710,063

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (continued)

	BlackRock Latin America Fund, Inc.			BlackRock Long-Horizon Equity Fund
	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$443,824	$1,039,000	$2,598,929	$132,401	$560,859	$1,308,620
Net realized gain (loss)	(10,422,663)	(4,571,422)	4,660,110	16,605,858	9,559,325	28,166,694
Net change in unrealized appreciation (depreciation)	14,463,434	(51,121,730)	5,390,620	17,638,550	(26,670,282)	18,109,634

Net increase (decrease) in net assets resulting from operations	4,484,595	(54,654,152)	12,649,659	34,376,809	(16,550,098)	47,584,948

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(284,121)	(1,064,724)	(684,146)	(1,940,258)	(5,124,619)	(3,291,922)
Investor A	(458,497)	(1,606,497)	(765,993)	(9,021,012)	(22,943,941)	(14,323,962)
Investor C	(12,114)	(44,901)	—	(273,870)	(811,756)	(572,310)
Class K	(4,550)	(16,700)	(9,377)	—	—	—
Class R	—	—	—	(17,276)	(81,505)	(69,381)

Decrease in net assets resulting from distributions to shareholders	(759,282)	(2,732,822)	(1,459,516)	(11,252,416)	(28,961,821)	(18,257,575)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,033,466	(11,897,940)	(25,171,244)	(1,857,462)	7,998,054	(22,167,140)

NET ASSETS
Total increase (decrease) in net assets	7,758,779	(69,284,914)	(13,981,101)	21,266,931	(37,513,865)	7,160,233
Beginning of period	79,679,701	148,964,615	162,945,716	228,504,983	266,018,848	258,858,615

End of period	$87,438,480	$79,679,701	$148,964,615	$249,771,914	$228,504,983	$266,018,848

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc.

	Institutional
	Six Months Ended 10/31/20		Period from 01/01/20		Year Ended December 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.31		$16.41		$13.58	$17.15	$16.06	$15.91	$17.14

Net investment income (loss)(a)	0.13			(0.03)	0.15	0.15	0.21	0.19	0.23
Net realized and unrealized gain (loss)	2.42			(2.07)	2.83	(3.00)	4.25	0.21	(0.48)

Net increase (decrease) from investment operations	2.55			(2.10)	2.98	(2.85)	4.46	0.40	(0.25)

Distributions(b)
From net investment income		(0.04)	—		(0.15)	(0.12)	(0.47)	(0.25)	(0.27)
From net realized gain	—		—		—	(0.60)	(2.90)	—	(0.71)

Total distributions		(0.04)	—		(0.15)	(0.72)	(3.37)	(0.25)	(0.98)

Net asset value, end of period	$16.82		$14.31		$16.41	$13.58	$17.15	$16.06	$15.91

Total Return(c)
Based on net asset value	17.85	%(d)	(12.80	)%(d)	21.97%	(16.73)%	28.38%	2.47%	(1.49)%

Ratios to Average Net Assets
Total expenses	1.03	%(e)(f)	1.14	%(e)(g)	0.99%	1.06%	1.22%	1.00%	0.94%

Total expenses after fees waived and/or reimbursed	1.03	%(e)	1.14	%(e)(g)	0.99%	1.05%	1.11%	0.99%	0.94%

Net investment income (loss)	1.59	%(e)	(0.56	)%(e)	1.02%	0.94%	1.14%	1.19%	1.29%

Supplemental Data
Net assets, end of period (000)	$64,954		$58,412		$71,202	$68,280	$112,064	$94,489	$113,185

Portfolio turnover rate		23%		13%	55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Investor A
	Six Months Ended 10/31/20		Period from 01/01/20		Year Ended December 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.12		$16.20		$13.41	$16.94	$15.89	$15.75	$16.96

Net investment income (loss)(a)	0.11		(0.04)		0.11	0.11	0.17	0.15	0.19
Net realized and unrealized gain (loss)	2.38		(2.04)		2.78	(2.96)	4.20	0.20	(0.46)

Net increase (decrease) from investment operations	2.49		(2.08)		2.89	(2.85)	4.37	0.35	(0.27)

Distributions(b)
From net investment income		(0.04)	—		(0.10)	(0.08)	(0.42)	(0.21)	(0.23)
From net realized gain	—		—		—	(0.60)	(2.90)	—	(0.71)

Total distributions		(0.04)	—		(0.10)	(0.68)	(3.32)	(0.21)	(0.94)

Net asset value, end of period	$16.57		$14.12		$16.20	$13.41	$16.94	$15.89	$15.75

Total Return(c)
Based on net asset value	17.67	%(d)	(12.84	)%(d)	21.63%	(16.95)%	28.15%	2.23%	(1.63)%

Ratios to Average Net Assets
Total expenses	1.27	%(e)(f)	1.40	%(e)(g)	1.25%	1.31%	1.43%	1.20%	1.17%

Total expenses after fees waived and/or reimbursed	1.27	%(e)	1.40	%(e)(g)	1.25%	1.30%	1.32%	1.20%	1.17%

Net investment income (loss)	1.34	%(e)	(0.83	)%(e)	0.75%	0.72%	0.94%	0.99%	1.07%

Supplemental Data
Net assets, end of period (000)	$65,498		$59,493		$73,416	$70,891	$109,600	$93,523	$112,036

Portfolio turnover rate		23%	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	lnvestor C
	Six Months Ended 10/31/20		Period from 01/01/20		Year Ended December 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.36		$10.78		$8.95	$11.51	$11.62	$11.58	$12.73

Net investment income (loss)(a)	0.05		(0.06)		0.00 (b)	0.00 (b)	0.02	0.02	0.04
Net realized and unrealized gain (loss)	1.55		(1.36)		1.85	(2.01)	3.03	0.15	(0.34)

Net increase (decrease) from investment operations	1.60		(1.42)		1.85	(2.01)	3.05	0.17	(0.30)

Distributions(c)
From net investment income		(0.04)	—		(0.02)	—	(0.26)	(0.13)	(0.14)
From net realized gain	—		—		—	(0.55)	(2.90)	—	(0.71)

Total distributions		(0.04)	—		(0.02)	(0.55)	(3.16)	(0.13)	(0.85)

Net asset value, end of period	$10.92		$9.36		$10.78	$8.95	$11.51	$11.62	$11.58

Total Return(d)
Based on net asset value	17.15	%(e)	(13.17	)%(e)	20.74%	(17.61)%	27.05%	1.44%	(2.44)%

Ratios to Average Net Assets
Total expenses	2.06	%(f)(g)	2.50	%(f)(h)	2.08%	2.08%	2.21%	1.98%	1.95%

Total expenses after fees waived and/or reimbursed	2.06	%(f)	2.50	%(f)(h)	2.08%	2.08%	2.11%	1.98%	1.95%

Net investment income (loss)	0.89	%(f)	(1.71	)%(f)	(0.01)%	(0.01)%	0.14%	0.21%	0.28%

Supplemental Data
Net assets, end of period (000)	$1,990		$2,392		$3,238	$3,838	$8,732	$18,236	$24,176

Portfolio turnover rate		23%	13%		55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Class K
	Six Months Ended 10/31/20 (unaudited)		Period from 01/01/20 to 04/30/20		Year Ended December 31, 2019	Period from 01/25/18(a) to 12/31/18

Net asset value, beginning of period	$14.30		$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.13		(0.02)		0.16	0.22
Net realized and unrealized gain (loss)	2.41		(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations	2.54		(2.10)		2.98	(4.38)

Distributions(c)
From net investment income		(0.04)	—		(0.15)	(0.14)
From net realized gain	—		—		—	(0.60)

Total distributions		(0.04)	—		(0.15)	(0.74)

Net asset value, end of period	$16.80		$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	17.80	%(e)	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets
Total expenses	1.05	%(f)(g)	1.10	%(f)(h)	0.96%	1.00	%(f)(i)

Total expenses after fees waived and/or reimbursed	1.05	%(f)	1.10	%(f)(h)	0.96%	1.00	%(f)

Net investment income (loss)	1.60	%(f)	(0.42	)%(f)	1.03%	1.52	%(f)

Supplemental Data
Net assets, end of period (000)	$831		$809		$699	$446

Portfolio turnover rate		23%	13%		55%	44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)

	Class R
	Six Months Ended 10/31/20		Period from 01/01/20		Year Ended December 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.73		$12.33		$10.20	$13.07	$12.89	$12.81	$13.97

Net investment income (loss)(a)	0.06			(0.05)	0.03	0.04	0.07	0.06	0.09
Net realized and unrealized gain (loss)	1.80			(1.55)	2.12	(2.28)	3.38	0.16	(0.37)

Net increase (decrease) from investment operations	1.86			(1.60)	2.15	(2.24)	3.45	0.22	(0.28)

Distributions(b)
From net investment income		(0.04)	—		(0.02)	(0.03)	(0.37)	(0.14)	(0.17)
From net realized gain	—		—		—	(0.60)	(2.90)	—	(0.71)

Total distributions		(0.04)	—		(0.02)	(0.63)	(3.27)	(0.14)	(0.88)

Net asset value, end of period	$12.55		$10.73		$12.33	$10.20	$13.07	$12.89	$12.81

Total Return(c)
Based on net asset value	17.38	%(d)	(12.98	)%(d)	21.14%	(17.30)%	27.53%	1.70%	(2.07)%

Ratios to Average Net Assets
Total expenses	1.63	%(e)(f)	1.77	%(e)(g)	1.73%	1.73%	1.88%	1.71%	1.63%

Total expenses after fees waived and/or reimbursed, as applicable	1.63	%(e)	1.77	%(e)(g)	1.73%	1.72%	1.76%	1.71%	1.63%

Net investment income (loss)	1.07	%(e)	(1.21	)%(e)	0.27%	0.30%	0.50%	0.50%	0.60%

Supplemental Data
Net assets, end of period (000)	$767		$844		$1,115	$2,062	$2,967	$2,647	$3,712

Portfolio turnover rate		23%		13%	55%	44%	123%	81%	89%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$22.21		$24.51		$20.73	$22.74	$18.32	$16.51	$20.56

Net investment income(a)	0.21		0.04		0.40	0.24	0.14	0.16	0.19
Net realized and unrealized gain (loss)	4.42			(1.94)	3.58	(2.14)	4.58	1.86	(4.13)

Net increase (decrease) from investment operations	4.63			(1.90)	3.98	(1.90)	4.72	2.02	(3.94)

Distributions from net investment income(b)		(0.09)		(0.40)	(0.20)	(0.11)	(0.30)	(0.21)	(0.11)

Net asset value, end of period	$26.75		$22.21		$24.51	$20.73	$22.74	$18.32	$16.51

Total Return(c)
Based on net asset value	20.88	%(d)	(7.95	)%(d)	19.39%	(8.39)%	26.35%	12.47%	(19.24)%

Ratios to Average Net Assets(e)
Total expenses	1.08	%(f)	1.04	%(f)	1.14%	1.31%	1.34%	1.20%	1.17%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86	%(f)	0.97%	1.11%	1.34%	1.20%	1.17%

Net investment income	1.60	%(f)	0.34	%(f)	1.73%	1.05%	0.72%	0.97%	0.98%

Supplemental Data
Net assets, end of period (000)	$1,185,787		$660,315		$308,719	$98,990	$77,115	$120,939	$169,509

Portfolio turnover rate		53%		63%	119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$21.42		$23.62		$19.96	$21.88	$17.62	$15.89	$19.81

Net investment income(a)	0.17		0.02		0.29	0.16	0.07	0.08	0.10
Net realized and unrealized gain (loss)	4.26			(1.89)	3.50	(2.04)	4.42	1.79	(3.99)

Net increase (decrease) from investment operations	4.43			(1.87)	3.79	(1.88)	4.49	1.87	(3.89)

Distributions from net investment income(b)		(0.07)		(0.33)	(0.13)	(0.04)	(0.23)	(0.14)	(0.03)

Net asset value, end of period	$25.78		$21.42		$23.62	$19.96	$21.88	$17.62	$15.89

Total Return(c)
Based on net asset value	20.71	%(d)	(8.09	)%(d)	19.11%	(8.62)%	25.95%	11.95%	(19.67)%

Ratios to Average Net Assets(e)
Total expenses	1.31	%(f)	1.36	%(f)	1.45%	1.60%	1.68%	1.68%	1.62%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.11	%(f)	1.22%	1.40%	1.68%	1.68%	1.62%

Net investment income	1.41	%(f)	0.21	%(f)	1.31%	0.72%	0.39%	0.51%	0.56%

Supplemental Data
Net assets, end of period (000)	$266,485		$196,836		$204,061	$164,683	$210,355	$191,205	$193,165

Portfolio turnover rate		53%		63%	119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.03		$19.83		$16.77	$18.50	$14.93	$13.48	$16.91

Net investment income (loss)(a)	0.11			(0.05)	0.09	(0.02)	(0.09)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	3.54			(1.60)	2.97	(1.71)	3.76	1.53	(3.39)

Net increase (decrease) from investment operations	3.65			(1.65)	3.06	(1.73)	3.67	1.49	(3.43)

Distributions from net investment income(b)		(0.02)		(0.15)	—	—	(0.10)	(0.04)	—

Net asset value, end of period	$21.66		$18.03		$19.83	$16.77	$18.50	$14.93	$13.48

Total Return(c)
Based on net asset value	20.23	%(d)	(8.42	)%(d)	18.25%	(9.35)%	24.84%	11.07%	(20.28)%

Ratios to Average Net Assets(e)
Total expenses	2.16	%(f)	2.22	%(f)	2.31%	2.41%	2.53%	2.52%	2.44%

Total expenses after fees waived and/or reimbursed	1.86	%(f)	1.86	%(f)	1.98%	2.18%	2.53%	2.52%	2.44%

Net investment income (loss)	1.13	%(f)	(0.51	)%(f)	0.50%	(0.10)%	(0.57)%	(0.33)%	(0.26)%

Supplemental Data
Net assets, end of period (000)	$12,855		$24,639		$31,362	$34,756	$53,327	$99,170	$110,911

Portfolio turnover rate		53%		63%	119%	121%	126%	92%	103%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31,
			2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%	0.01%

(f)	Annualized.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Class K
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31, 2019	Period from 01/25/18(a) to 10/31/18

Net asset value, beginning of period	$ 22.22		$24.52		$ 20.74	$25.97

Net investment income(b)	0.22		0.06		0.48	0.32
Net realized and unrealized gain (loss)	4.41		(1.95)		3.52	(5.55)

Net increase (decrease) from investment operations	4.63		(1.89)		4.00	(5.23)

Distributions from net investment income(c)	(0.09)		(0.41)		(0.22)	—

Net asset value, end of period	$ 26.76		$22.22		$ 24.52	$20.74

Total Return(d)
Based on net asset value	20.88	%(e)	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.89	%(g)	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	1.74	%(g)	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$224,046		$166,590		$109,569	$1,500

Portfolio turnover rate	53%		63%		119%	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/20 (unaudited)	Period from 11/01/19 to 04/30/20	Year Ended October 31, 2019	Period from 01/25/18(a) to 10/31/18
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.

	Institutional
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 31.44		$52.43		$48.89	$49.20	$45.22	$34.98	$54.16

Net investment income(a)	0.22		0.44		0.94	0.56	0.40	0.56	0.49
Net realized and unrealized gain (loss)	2.06		(20.30)		3.15	(0.29)	4.15	9.95	(18.53)

Net increase (decrease) from investment operations	2.28		(19.86)		4.09	0.27	4.55	10.51	(18.04)

Distributions from net investment income(b)	(0.33)		(1.13)		(0.55)	(0.58)	(0.57)	(0.27)	(1.14)

Net asset value, end of period	$ 33.39		$31.44		$52.43	$48.89	$49.20	$45.22	$34.98

Total Return(c)
Based on net asset value	7.14	%(d)	(38.76	)%(d)(e)	8.53%	0.58%	10.37%	30.32%	(33.77)%

Ratios to Average Net Assets
Total expenses	1.44	%(f)	1.43	%(f)(g)	1.30%	1.36%	1.31%	1.33%	1.32%

Total expenses after fees waived and/or reimbursed	1.39	%(f)	1.43	%(f)(g)	1.30%	1.35%	1.31%	1.33%	1.32%

Net investment income	1.21	%(f)	1.88	%(f)	1.85%	1.13%	0.88%	1.52%	1.14%

Supplemental Data
Net assets, end of period (000)	$32,921		$26,218		$52,123	$59,535	$64,009	$56,867	$45,472

Portfolio turnover rate	94%		54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.40)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.49%.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor A
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 31.06		$51.70		$48.20	$48.49	$44.57	$34.45	$53.31

Net investment income(a)	0.16		0.36		0.78	0.40	0.26	0.42	0.35
Net realized and unrealized gain (loss)	2.02		(20.05)		3.12	(0.27)	4.10	9.83	(18.24)

Net increase (decrease) from investment operations	2.18		(19.69)		3.90	0.13	4.36	10.25	(17.89)

Distributions from net investment income(b)		(0.28)	(0.95)		(0.40)	(0.42)	(0.44)	(0.13)	(0.97)

Net asset value, end of period	$ 32.96		$31.06		$51.70	$48.20	$48.49	$44.57	$34.45

Total Return(c)
Based on net asset value	6.93	%(d)	(38.84	)%(d)(e)	8.20%	0.29%	10.03%	29.91%	(33.96)%

Ratios to Average Net Assets
Total expenses	1.78	%(f)	1.74	%(f)(g)	1.60%	1.66%	1.62%	1.65%	1.61%

Total expenses after fees waived and/or reimbursed	1.73	%(f)	1.73	%(f)(g)	1.60%	1.65%	1.62%	1.65%	1.61%

Net investment income	0.90	%(f)	1.56	%(f)	1.57%	0.83%	0.58%	1.17%	0.83%

Supplemental Data
Net assets, end of period (000)	$52,363		$50,074		$89,686	$90,613	$107,992	$105,414	$93,494

Portfolio turnover rate		94%	54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.49)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.80% and 1.79%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor C
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$ 28.39		$46.95		$43.75	$43.98	$40.45	$31.41	$48.57

Net investment income (loss)(a)	(0.03)		0.16		0.35	0.03	(0.06)	0.12	(0.02)
Net realized and unrealized gain (loss)	1.87		(18.38)		2.85	(0.26)	3.72	8.92	(16.64)

Net increase (decrease) from investment operations	1.84		(18.22)		3.20	(0.23)	3.66	9.04	(16.66)

Distributions from net investment income(b)	(0.13)		(0.34)		—	—	(0.13)	—	(0.50)

Net asset value, end of period	$ 30.10		$28.39		$46.95	$43.75	$43.98	$40.45	$31.41

Total Return(c)
Based on net asset value	6.44	%(d)	(39.10	)%(d)(e)	7.31%	(0.52)%	9.12%	28.78%	(34.53)%

Ratios to Average Net Assets
Total expenses	2.68	%(f)	2.58	%(f)(g)	2.42%	2.47%	2.47%	2.51%	2.48%

Total expenses after fees waived and/or reimbursed	2.64	%(f)	2.57	%(f)(g)	2.42%	2.46%	2.47%	2.51%	2.47%

Net investment income (loss)	(0.18	)%(f)	0.74	%(f)	0.77%	0.06%	(0.16)%	0.37%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$1,795		$2,952		$6,397	$12,014	$16,746	$24,117	$22,787

Portfolio turnover rate	94%		54%		70%	48%	56%	58%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.74)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.64% and 2.63%, respectively.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Class K
	Six Months Ended 10/31/20 (unaudited)		Period from 11/01/19 to 04/30/20		Year Ended October 31, 2019	Period from 01/25/18(a) to 10/31/18

Net asset value, beginning of period	$31.43		$52.43		$48.92	$55.91

Net investment income(b)	0.22		0.44		0.96	0.31
Net realized and unrealized gain (loss)	2.06			(20.28)	3.14		(7.30)

Net increase (decrease) from investment operations	2.28			(19.84)	4.10		(6.99)

Distributions from net investment income(c)		(0.33)		(1.16)	(0.59)	—

Net asset value, end of period	$33.38		$31.43		$52.43	$48.92

Total Return(d)
Based on net asset value	7.15	%(e)	(38.74	)%(e)(f)	8.55%	(12.50	)%(e)

Ratios to Average Net Assets
Total expenses	1.43	%(g)	1.40	%(g)(h)	1.27%	1.33	%(g)

Total expenses after fees waived and/or reimbursed	1.38	%(g)	1.40	%(g)(h)	1.27%	1.32	%(g)

Net investment income	1.22	%(g)	1.89	%(g)	1.90%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$359		$436		$758	$784

Portfolio turnover rate		94%		54%	70%		48%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (d) Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.38)%.

(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.46%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund

	Institutional
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.18		$14.58		$13.08	$13.09	$10.75	$12.80	$15.27

Net investment income(a)	0.02		0.04		0.10	0.10	0.08	0.10	0.13
Net realized and unrealized gain (loss)	1.82			(0.80)	2.38	0.42	2.36	(1.21)	(0.22)

Net increase (decrease) from investment operations	1.84			(0.76)	2.48	0.52	2.44	(1.11)	(0.09)

Distributions(b)
From net investment income		(0.04)		(0.12)	(0.10)	(0.08)	(0.10)	(0.12)	(0.19)
From net realized gain		(0.58)		(1.52)	(0.88)	(0.45)	—	(0.82)	(2.19)

Total distributions		(0.62)		(1.64)	(0.98)	(0.53)	(0.10)	(0.94)	(2.38)

Net asset value, end of period	$13.40		$12.18		$14.58	$13.08	$13.09	$10.75	$12.80

Total Return(c)
Based on net asset value	15.33	%(d)	(6.45	)%(d)	20.73%	4.04%	22.89%	(9.06)%	(0.28)%

Ratios to Average Net Assets
Total expenses	1.06	%(e)	1.04	%(e)(f)	1.01%	1.01%	1.01%	1.02%	0.98%

Total expenses after fees waived and/or reimbursed	1.01	%(e)	0.99	%(e)(f)	0.96%	0.96%	0.99%	1.02%	0.98%

Net investment income	0.33	%(e)	0.67	%(e)	0.76%	0.75%	0.68%	0.88%	0.95%

Supplemental Data
Net assets, end of period (000)	$42,212		$38,428		$45,641	$44,879	$48,196	$44,983	$72,806

Portfolio turnover rate		33%		27%	42%	24.0%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor A
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.17		$14.55		$13.05	$13.06	$10.72	$12.76	$15.23

Net investment income(a)	0.01		0.03		0.07	0.07	0.05	0.07	0.09
Net realized and unrealized gain (loss)	1.82			(0.82)	2.38	0.42	2.36	(1.21)	(0.22)

Net increase (decrease) from investment operations	1.83			(0.79)	2.45	0.49	2.41	(1.14)	(0.13)

Distributions(b)
From net investment income		(0.03)		(0.07)	(0.07)	(0.05)	(0.07)	(0.08)	(0.15)
From net realized gain		(0.58)		(1.52)	(0.88)	(0.45)	—	(0.82)	(2.19)

Total distributions		(0.61)		(1.59)	(0.95)	(0.50)	(0.07)	(0.90)	(2.34)

Net asset value, end of period	$13.39		$12.17		$14.55	$13.05	$13.06	$10.72	$12.76

Total Return(c)
Based on net asset value	15.24	%(d)	(6.61	)%(d)	20.42%	3.78%	22.59%	(9.32)%	(0.55)%

Ratios to Average Net Assets
Total expenses	1.31	%(e)	1.30	%(e)(f)	1.27%	1.27%	1.27%	1.28%	1.25%

Total expenses after fees waived and/or reimbursed	1.26	%(e)	1.25	%(e)(f)	1.22%	1.22%	1.25%	1.28%	1.25%

Net investment income	0.08	%(e)	0.43	%(e)	0.50%	0.49%	0.40%	0.60%	0.69%

Supplemental Data
Net assets, end of period (000)	$204,290		$182,892		$211,071	$194,416	$214,372	$201,001	$273,185

Portfolio turnover rate		33%		27%	42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Investor C
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.22		$14.50		$12.87	$12.94	$10.65	$12.68	$15.14

Net investment loss(a)		(0.06)		(0.03)	(0.05)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.83			(0.82)	2.40	0.42	2.32	(1.19)	(0.21)

Net increase (decrease) from investment operations	1.77			(0.85)	2.35	0.38	2.29	(1.21)	(0.22)

Distributions(b)
From net investment income	—		—		—	—	—	—	(0.05)
From net realized gain		(0.58)		(1.43)	(0.72)	(0.45)	—	(0.82)	(2.19)

Total distributions		(0.58)		(1.43)	(0.72)	(0.45)	—	(0.82)	(2.24)

Net asset value, end of period	$13.41		$12.22		$14.50	$12.87	$12.94	$10.65	$12.68

Total Return(c)
Based on net asset value	14.68	%(d)	(6.97	)%(d)	19.54%	2.96%	21.50%	(9.95)%	(1.28)%

Ratios to Average Net Assets
Total expenses	2.17	%(e)	2.13	%(e)(f)	2.07%	2.03%	2.07%	2.05%	2.01%

Total expenses after fees waived and/or reimbursed	2.12	%(e)	2.08	%(e)(f)	2.02%	1.98%	2.06%	2.05%	2.01%

Net investment income loss	(0.85	)%(e)	(0.42	)%(e)	(0.35)%	(0.27)%	(0.26)%	(0.16)%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$2,938		$6,501		$8,502	$18,464	$25,518	$65,842	$99,939

Portfolio turnover rate		33%		27%	42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)

	Class R
	Six Months Ended 10/31/20		Period from 11/01/19		Year Ended October 31,
	(unaudited)		to 04/30/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.28		$14.60		$13.06	$13.08	$10.72	$12.76	$15.21

Net investment income (loss)(a)		(0.02)	0.00	(b)	0.01	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss)	1.85			(0.82)	2.40	0.42	2.36	(1.20)	(0.22)

Net increase (decrease) from investment operations	1.83			(0.82)	2.41	0.43	2.37	(1.18)	(0.19)

Distributions(c)
From net investment income	—		—		—	—	(0.01)	(0.04)	(0.07)
From net realized gain		(0.58)		(1.50)	(0.87)	(0.45)	—	(0.82)	(2.19)

Total distributions		(0.58)		(1.50)	(0.87)	(0.45)	(0.01)	(0.86)	(2.26)

Net asset value, end of period	$13.53		$12.28		$14.60	$13.06	$13.08	$10.72	$12.76

Total Return(d)
Based on net asset value	15.11	%(e)	(6.74	)%(e)	19.94%	3.32%	22.09%	(9.68)%	(0.99)%

Ratios to Average Net Assets
Total expenses	1.60	%(f)	1.71	%(f)(g)	1.67%	1.65%	1.70%	1.71%	1.78%

Total expenses after fees waived and/or reimbursed, as applicable	1.55	%(f)	1.64	%(f)(g)	1.62%	1.60%	1.65%	1.69%	1.70%

Net investment income (loss)	(0.26	)%(f)	0.03	%(f)	0.09%	0.07%	0.05%	0.20%	0.21%

Supplemental Data
Net assets, end of period (000)	$332		$683		$806	$1,100	$2,099	$2,816	$3,721

Portfolio turnover rate		33%		27%	42%	24%	28%	80%	71%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.  ORGANIZATION

BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each organized as a Maryland corporation and BlackRock Long-Horizon Equity Fund is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Asian Dragon Fund, Inc.	Asian Dragon	Diversified
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified
BlackRock Long-Horizon Equity Fund	Long-Horizon Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years(c)

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Board of Directors of Asian Dragon, Emerging Markets and Latin America and the Board of Trustees of Long-Horizon Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Fund’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Fund’s listing exchange that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (unaudited) (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2020, certain investments of the Emerging Markets and Latin America were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.   SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets
Citigroup Global Markets, Inc.	$2,707,978	$(2,707,978)	$—
Morgan Stanley & Co. LLC	3,832,427	(3,832,427)	—
National Financial Services LLC	3,381,732	(3,381,732)	—

	$9,922,137	$(9,922,137)	$—

Latin America
Citigroup Global Markets, Inc.	$257,763	$(257,763)	$—
Credit Suisse Securities (USA) LLC	852,423	(850,819)	1,604
Goldman Sachs & Co.	101,065	(101,065)	—
Morgan Stanley & Co. LLC	1,024,432	(1,024,432)	—

	$2,235,683	$(2,234,079)	$1,604

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2020. Additional collateral is delivered to each Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (unaudited) (continued)

collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Investment Advisory Fees
Average Daily Net Assets	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
First $1 billion	0.60%	0.81%	1.00%	0.80%
$1 billion — $3 billion	0.56	0.76	0.94	0.75

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (unaudited) (continued)

	Investment Advisory Fees
Average Daily Net Assets	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
$3 billion — $5 billion	0.54%	0.73%	0.90%	0.72%
$5 billion — $10 billion	0.52	0.70	0.87	0.70
Greater than $10 billion	0.51	0.69	0.85	0.68

For the six months ended October 31, 2020, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed
Asian Dragon	$831
Emerging Markets	5,098
Latin America	742
Long-Horizon Equity	1,478

With respect to Asian Dragon and Emerging Markets, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Long-Horizon Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Asian Dragon		Emerging Markets		Latin America		Long-Horizon Equity
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Asian Dragon	$80,688	$11,040	$2,220	$93,948
Emerging Markets	303,144	99,968	—	403,112
Latin America	69,848	13,287	—	83,135
Long-Horizon Equity	254,189	24,201	1,038	279,428

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Asian Dragon	$3,210	$1,595	$184	$28	$6	$5,023
Emerging Markets	1,042	4,724	1,411	160	—	7,337
Latin America	433	4,479	368	9	—	5,289
Long-Horizon Equity	186	1,902	368	—	8	2,464

For the six months ended October 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class R	Class K	Total
Asian Dragon	$42,373	$40,769	$1,787	$1,030	$704	$86,663
Emerging Markets	919,730	216,678	27,472	—	2,182	1,166,062
Latin America	14,922	50,926	4,380	—	193	70,421
Long-Horizon Equity	22,380	107,959	5,293	300	—	135,932

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Other Fees: For the six months ended October 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Share Class	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Investor A	$303	$3,819	$140	$287

For the six months ended October 31, 2020, affiliates received CDSCs as follows:

Share Class	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Investor A	$—	$3,508	$—	$—
Investor C	180	828	165	19

Expense Limitations, Waivers and Reimbursements: With respect to Latin America, effective June 1, 2020, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the Manager waived $19,535 pursuant to this agreement.

With respect to Long-Horizon Equity, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the Manager waived $62,750 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through August 31, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Long-Horizon Equity, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
Asian Dragon	$1,479
Emerging Markets	37,833
Latin America	652
Long-Horizon Equity	348

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through August 31, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2020 there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to Emerging Markets and Long-Horizon Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Long-Horizon Equity	1.15	1.43	2.29	—	1.70

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2020, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Amounts Waived
Emerging Markets	$435,443

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed—class specific in the Statements of Operations. For the six months ended October 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$688,576	$156,049	$22,473	$2,181	$869,279
Long-Horizon Equity	—	—	11	—	11

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated – net in the Statements of Operations. For the six months ended October 31, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Asian Dragon	$181
Emerging Markets	5,967
Latin America	1,787
Long-Horizon Equity	85

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Asian Dragon and Long-Horizon Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets and Latin America are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.   PURCHASES AND SALES

For the six months ended October 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Asian Dragon	$29,307,394	$38,172,661
Emerging Markets	1,065,132,072	648,738,262
Latin America	87,922,334	81,658,152
Long-Horizon Equity	81,393,344	86,668,863

8.   INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2020, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
$3,108,637	$7,727,444	$19,278,651	$—

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
Tax cost	$104,822,553	$1,503,930,647	$99,804,399	$199,924,433

Gross unrealized appreciation	$38,771,931	$241,297,745	$8,052,823	$67,553,091
Gross unrealized depreciation	(9,496,193)	(62,793,173)	(11,518,488)	(17,250,615)

Net unrealized appreciation (depreciation)	$29,275,738	$178,504,572	$(3,465,665)	$50,302,476

9.   BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2020, the Funds did not borrow under the credit agreement.

10.   PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (unaudited) (continued)

increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

11.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/20		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19
Asian Dragon	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	67,862	$1,066,573	86,928	$1,355,589	196,867	$3,023,898
Shares issued in reinvestment of distributions	9,260	148,619	—	—	36,072	560,420
Shares redeemed	(295,851)	(4,734,854)	(344,534)	(5,246,645)	(921,993)	(13,971,847)

	(218,729)	$(3,519,662)	(257,606)	$(3,891,056)	(689,054)	$(10,387,529)

Investor A
Shares sold and automatic conversion of shares	110,930	$1,764,195	126,670	$1,898,480	375,024	$5,571,428
Shares issued in reinvestment of distributions	9,861	156,016	—	—	28,556	437,705
Shares redeemed	(381,937)	(5,978,613)	(444,065)	(6,727,230)	(1,159,298)	(17,160,527)

	(261,146)	$(4,058,402)	(317,395)	$(4,828,750)	(755,718)	$(11,151,394)

Investor C
Shares sold	5,294	$56,564	6,652	$65,829	29,195	$289,229
Shares issued in reinvestment of distributions	913	9,548	—	—	879	8,856
Shares redeemed and automatic conversion of shares	(79,719)	(824,005)	(51,435)	(513,924)	(158,296)	(1,560,152)

	(73,512)	$(757,893)	(44,783)	$(448,095)	(128,222)	$(1,262,067)

Class K
Shares sold	5,847	$91,731	24,265	$400,047	20,011	$305,724
Shares issued in reinvestment of distributions	125	2,010	—	—	288	4,475
Shares redeemed	(13,084)	(215,670)	(10,348)	(148,979)	(10,529)	(156,550)

	(7,112)	$(121,929)	13,917	$251,068	9,770	$153,649

Class R
Shares sold	7,730	$91,940	11,837	$124,539	27,941	$315,254
Shares issued in reinvestment of distributions	283	3,382	—	—	366	4,206
Shares redeemed	(25,552)	(312,706)	(23,660)	(259,352)	(139,917)	(1,611,591)

	(17,539)	$(217,384)	(11,823)	$(134,813)	(111,610)	$(1,292,131)

	(578,038)	$(8,675,270)	(617,690)	$(9,051,646)	(1,674,834)	$(23,939,472)

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Emerging Markets	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	21,948,747	$559,181,381	23,561,590	$556,563,618	12,088,561	$278,694,896
Shares issued in reinvestment of distributions	109,028	2,768,226	173,542	4,361,104	36,673	763,179
Shares redeemed	(7,451,361)	(187,940,476)	(6,600,213)	(153,705,073)	(4,307,217)	(98,532,465)

	14,606,414	$374,009,131	17,134,919	$407,219,649	7,818,017	$180,925,610

Investor A
Shares sold and automatic conversion of shares	2,365,408	$58,197,387	1,574,412	$35,871,783	2,162,003	$47,765,956
Shares issued in reinvestment of distributions	26,395	646,405	106,562	2,585,191	49,886	1,002,228
Shares redeemed	(1,242,811)	(30,670,909)	(1,132,079)	(25,247,600)	(1,823,297)	(40,087,204)

	1,148,992	$28,172,883	548,895	$13,209,374	388,592	$8,680,980

Investor C
Shares sold	43,746	$900,391	91,323	$1,827,114	197,076	$3,588,726
Shares issued in reinvestment of distributions	971	20,032	10,549	215,929	—	—
Shares redeemed and automatic conversion of shares	(818,040)	(17,087,268)	(316,858)	(6,110,969)	(687,693)	(12,548,184)

	(773,323)	$(16,166,845)	(214,986)	$(4,067,926)	(490,617)	$(8,959,458)

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Emerging Markets (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts
Class K
Shares sold	2,559,150	$68,501,156	4,505,117	$108,687,600	4,575,144	$104,690,393
Shares issued in reinvestment of distributions	23,233	590,123	94,033	2,363,049	662	13,780
Shares redeemed	(1,707,434)	(41,808,987)	(1,568,879)	(32,989,999)	(179,827)	(4,162,697)

	874,949	$27,282,292	3,030,271	$78,060,650	4,395,979	$100,541,476

	15,857,032	$413,297,461	20,499,099	$494,421,747	12,111,971	$281,188,608

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Latin America	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	1,630,318	$58,448,596	126,931	$6,313,371	397,884	$20,090,723
Shares issued in reinvestment of distributions	6,964	259,188	18,242	970,126	13,576	627,207
Shares redeemed	(1,485,223)	(53,095,369)	(305,518)	(12,577,223)	(635,011)	(32,333,395)

	152,059	$5,612,415	(160,345)	$(5,293,726)	(223,551)	$(11,615,465)

Investor A
Shares sold and automatic conversion of shares	258,417	$9,266,710	51,824	$2,261,436	246,309	$12,263,903
Shares issued in reinvestment of distributions	10,653	391,700	26,051	1,370,008	14,495	662,163
Shares redeemed	(292,616)	(9,636,441)	(200,342)	(8,833,078)	(405,893)	(20,258,538)

	(23,546)	$21,969	(122,467)	$(5,201,634)	(145,089)	$(7,332,472)

Investor C
Shares sold	6,004	$184,167	1,215	$43,097	7,139	$329,235
Shares issued in reinvestment of distributions	322	10,852	849	40,958	—	—
Shares redeemed and automatic conversion of shares	(50,667)	(1,681,942)	(34,341)	(1,461,933)	(145,500)	(6,472,095)

	(44,341)	$(1,486,923)	(32,277)	$(1,377,878)	(138,361)	$(6,142,860)

Class K
Shares sold	1,549	$54,258	1,091	$50,058	2,386	$120,960
Shares issued in reinvestment of distributions	91	3,371	236	12,536	157	7,260
Shares redeemed	(4,769)	(171,624)	(1,910)	(87,296)	(4,107)	(208,667)

	(3,129)	$(113,995)	(583)	$(24,702)	(1,564)	$(80,447)

	81,043	$4,033,466	(315,672)	$(11,897,940)	(508,565)	$(25,171,244)

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Long-Horizon Equity	Shares	Amounts	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	242,280	$3,213,633	167,207	$2,178,422	329,372	$4,388,186
Shares issued in reinvestment of distributions	123,900	1,594,579	299,458	4,090,593	215,933	2,550,211
Shares redeemed	(371,639)	(4,944,785)	(442,182)	(5,616,059)	(846,997)	(11,019,854)

	(5,459)	$(136,573)	24,483	$652,956	(301,692)	$(4,081,457)

Investor A
Shares sold and automatic conversion of shares	404,797	$5,336,667	248,776	$3,323,518	1,013,115	$13,500,578
Shares issued in reinvestment of distributions	606,060	7,800,002	1,441,457	19,704,712	1,036,950	12,246,708
Shares redeemed	(777,165)	(10,308,068)	(1,175,273)	(15,071,500)	(2,445,095)	(32,180,457)

	233,692	$2,828,601	514,960	$7,956,730	(395,030)	$(6,433,171)

Investor C
Shares sold	17,591	$238,900	15,103	$197,951	31,364	$392,633
Shares issued in reinvestment of distributions	19,407	250,743	54,732	753,108	45,316	536,990
Shares redeemed and automatic conversion of shares	(350,052)	(4,629,980)	(124,238)	(1,568,723)	(924,605)	(12,189,498)

	(313,054)	$(4,140,337)	(54,403)	$(617,664)	(847,925)	$(11,259,875)

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/20		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Long-Horizon Equity (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts
Class R
Shares sold	5,835	$78,467	7,349	$101,069	13,260	$179,086
Shares issued in reinvestment of distributions	1,307	16,999	5,850	80,788	5,796	68,967
Shares redeemed	(38,247)	(504,619)	(12,718)	(175,825)	(48,087)	(640,690)

	(31,105)	$(409,153)	481	$6,032	(29,031)	$(392,637)

	(115,926)	$(1,857,462)	485,521	$7,998,054	(1,573,678)	$(22,167,140)

As of October 31, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K
Asian Dragon	10,701
Latin America	3,577

12.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	63

Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Emerging Markets Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the sub-advisory agreement (the “Emerging Markets Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Latin America Fund Advisory Agreement”) between Latin America Fund and the Manager, its investment advisor.

The Board of Directors of BlackRock Asian Dragon Fund, Inc. (“Asian Dragon Fund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Asian Dragon Fund Advisory Agreement”) between Asian Dragon Fund and the Manager, its investment advisor. The Board of Asian Dragon Fund also considered the approval of the sub-advisory agreement (the “Asian Dragon Fund Sub-Advisory Agreement”) between the Manager and BAMNA with respect to Asian Dragon Fund.

The Board of Trustees of BlackRock Long-Horizon Equity Fund (the “Long-Horizon Equity Fund”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Long-Horizon Equity Fund Advisory Agreement”) between Long-Horizon Equity Fund and Manager, its investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Long-Horizon Equity Fund Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL”) with respect to Long-Horizon Equity Fund.

Emerging Markets Fund, Latin America Fund, Asian Dragon Fund and Long-Horizon Equity Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager, BAMNA and BIL are referred to herein as “BlackRock.” The Emerging Markets Advisory Agreement, the Emerging Markets Sub-Advisory Agreement, the Latin America Fund Advisory Agreement, the Asian Dragon Fund Advisory Agreement, the Asian Dragon Fund Sub-Advisory Agreement, the Long-Horizon Equity Fund Advisory Agreement and the Long-Horizon Equity Fund Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund, the Board of Directors of Latin America Fund, the Board of Directors of Asian Dragon Fund and the Board of Trustees of Long-Horizon Equity Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2020 are referred to as the “April Meeting” and the meetings held on May 11-13, 2020 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Boards also have a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement(s), each Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight, administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the pertinent Fund and its shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered, with respect to the pertinent Fund, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to each Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the pertinent Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the pertinent Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, Long-Horizon Equity Fund ranked in the first, first and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Asian Dragon Fund ranked in the second, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Latin America Fund ranked in the fourth, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on September 19, 2019. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on September 19, 2019.

The Board noted that Asian Dragon Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board noted that Long-Horizon Equity Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the Fund. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

The Board noted that Latin America Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, after discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on June 1, 2020. This waiver may be discontinued at any time without notice.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of the Emerging Markets Fund Advisory Agreement between the Manager and Emerging Markets Fund for a one-year term ending June 30, 2021, and the Emerging Markets Fund Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Fund for a one-year term ending June 30, 2021.

The Board of Latin America Fund, including the Independent Board Members, unanimously approved the continuation of the Latin America Fund Advisory Agreement between the Manager and Latin America Fund for a one-year term ending June 30, 2021.

The Board of Asian Dragon Fund, including the Independent Board Members, unanimously approved the continuation of the Asian Dragon Fund Advisory Agreement between the Manager and Asian Dragon Fund for a one-year term ending June 30, 2021, and the Asian Dragon Fund Sub-Advisory Agreement between the Manager and BAMNA with respect to Asian Dragon Fund for a one-year term ending June 30, 2021.

The Board of Long-Horizon Equity Fund, including the Independent Board Members, unanimously approved the continuation of the Long-Horizon Equity Fund Advisory Agreement between the Manager and Long-Horizon Equity Fund for a one-year term ending June 30, 2021, and the Long-Horizon Equity Fund Sub-Advisory Agreement between the Manager and BIL with respect to Long-Horizon Equity Fund for a one-year term ending June 30, 2021.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	67

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Asset Management North Asia Limited(a)

Hong Kong

BlackRock International Limited(b)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

(a)	For Asian Dragon and Emerging Markets.
(b)	For Long-Horizon Equity.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

GOL	General Obligation Ltd.

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-10/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 31, 2020

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